Exhibit 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of Silgan Holdings Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Anthony J. Allott, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony J. Allott
Anthony J. Allott
President and
Chief Executive Officer

May 4, 2018

A signed original of this written statement required by Section 906 has been provided to Silgan Holdings Inc. and will be retained by Silgan Holdings Inc. and furnished to the Securities and Exchange Commission or its staff upon request.